Exhibit 99.1

Red Robin Gourmet Burgers Appoints Two New Members to Its Board of Directors

Greenwood Village, CO — (BUSINESS WIRE) – September 8, 2005 – Red Robin Gourmet Burgers, Inc. (Nasdaq: RRGB), the casual dining company that serves up fun, feel-good experiences by offering its guests an imaginative selection of high-quality gourmet burgers and innovative menu items in a family-friendly environment, today announced the appointment of Richard Howell and Taylor Simonton to the Company’s Board of Directors. Mr. Howell and Mr. Simonton also will serve on the Company’s Audit Committee and both qualify as ‘audit committee financial experts’ under the Sarbanes-Oxley act.

“We welcome Richard and Taylor to Red Robin and look forward to benefiting from their deep business, accounting and financial expertise,” said Dennis Mullen, Chairman and Chief Executive Officer.

Mr. Richard Howell, CPA, was an audit partner with Arthur Andersen LLP for over 25 years. He has extensive experience with public company reporting, audit and risk management functions. In particular, he is well versed in the accounting and related compliance requirements under Sarbanes-Oxley, including internal controls over financial reporting, fraud prevention and detection programs, whistle blowing protocols, and corporate code of conduct and ethics. Mr. Howell is a trustee of the LKCM Funds, a group of mutual funds managed by Luther King Capital Management. He completed his undergraduate and graduate studies at the University of Wisconsin.

Mr. Taylor Simonton, CPA, spent his entire career at PricewaterhouseCoopers LLP, including 23 years as an audit partner in the firm’s Accounting and Business Advisory Services practice. His areas of accounting expertise include SEC and financial reporting, audit committee practices and compliance, and securities offerings. Mr. Simonton currently serves on the board of directors and chairs the audit committee of Fischer Imaging Corporation, a public company that designs, manufactures and markets specialty medical imaging systems using digital technology. He completed his undergraduate studies at the University of Tennessee.

About Red Robin Gourmet Burgers

Red Robin Gourmet Burgers (www.redrobin.com) is a casual dining restaurant chain that serves an imaginative selection of high quality gourmet burgers to America’s families, particularly women, teens and tweens. Red Robin serves gourmet burgers in a variety of recipes with bottomless fries, as well as many other items including salads, soups, appetizers, entrees, desserts, and its signature Mad Mixology® specialty beverages. There are more than 275 Red Robin locations across the United States and Canada, including both company-owned locations and those operated under franchise or license agreements.

Forward-Looking Statements

Certain information contained in this press release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this press release are based on information available to us on the date hereof. Such statements speak only as of the date hereof. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include, but are not limited to, the following: our ability to achieve and manage our planned expansion; our ability to raise capital in the future; the ability of our franchisees to open and manage new restaurants; our franchisees’ adherence to our practices, policies and procedures; changes in the availability and costs of food; potential fluctuation in our quarterly operating results due to seasonality and other factors; the assimilation of our new chief executive officer and chief financial officer, and the continued service of key management personnel; the concentration of our restaurants in the Western United States; our ability to protect our name and logo and other proprietary information; changes in consumer preferences, general economic conditions or consumer discretionary spending; health concerns about our food products and food preparation; our ability to attract, motivate and retain qualified team members; the impact of federal, state or local government regulations relating to our team members or the sale of food or alcoholic beverages; the impact of litigation and potential investigations; the effect of competition in the restaurant industry; cost and availability of capital; additional costs associated with compliance, including the Sarbanes-Oxley Act and related regulations and requirements; the effectiveness of our internal controls over financial reporting; future changes in financial accounting standards; and other risk factors described from time to time in SEC reports filed by Red Robin.

For further information contact:

Don Duffy

Integrated Corporate Relations

203-682-8200